20 December 2018

The Directors

Reading Courtenay Central Limited

C/- Reading International Limited

5995 Sepulveda Blvd

Suite 300

Culver City

California 90230

United States of America

Dear Sirs,

BANKING FACILITIES - READING COURTENAY CENTRAL LIMITED

This letter is in substitution for and replaces Westpac NZ"s variation letter dated 12 December 2018.

We are pleased to confirm that we have approved the following changes to your banking arrangements:

THE CHANGES

1.	The limit of your Multi Option Credit Line facility (Midas No. 406242) ("MOCL") will be reduced to $32,000,000, effective from the 31" of December 2018;

2.	Subject to your election, the expiry date and line of credit charge ("LCC") applicable to the MOCL may be amended as set out in the table below:

	Expiry Date		initial)
Term	Facility Expiry Date	LCC	Selection {please initial)
2 years	31 December 2020	0.50% p.a.
3 years	31 December 2021	0.70% p.a.
4 years	31 December 2022	0.90% p.a.
5 years	31 December 2023	1.10% p.a.

3.	The Payments undertaking in clause 8.1(i) of the MOCL agreement, dated 7 October 2016, as amended from time to time is deleted in its entirety and replaced with the following:

payments

No member of the Charging Group can make any payments (including but not limited to capital reductions, dividends, repayment of loans, interest payments and management fees) to associated or related parties, or in repayment of the Subordinated Notes, unless all covenants contained in the Agreement are being met and will continue to be met following such payment being made.

For the purposes of this clause Subordinated Notes means the obligations of Reading New Zealand Limited under the Junior Subordinated Indenture document, dated 5 February 2007, as entered by Reading New Zealand Limited, Reading International Inc, and Wells Fargo Bank, N.A."

THE CONDITIONS OF APPROVAL

Nil.

In all other respects your banking arrangements remain unchanged.

If the terms of this letter are acceptable to you, please initial your selection under the proposed matrix of options, sign this letter, arrange for all guarantors (if any) to sign it, and return it. The changes will take effect from the date we receive the signed copy from you provided any conditions have been satisfied.

This letter may be executed in two or more counterparts, all of which will be deemed to constitute the same instrument. Westpac NZ may accept as an original a facsimile copy or copies of this letter executed by the parties, which when taken with a counterpart executed by Westpac NZ, will be deemed to be one original copy of this letter.

This offer is open for acceptance until 5pm on 31 December 2018.

Yours sincerely,

WESTPAC NEW ZEALAND LIMITED

John Machell

Senior Manager Corporate Business

ACCEPTANCE

We accept the changes described in this letter.

Signed on behalf of the Borrower, Reading Courtenay Central limited, by:

  /s/ Ellen Cotter       Director

  s/ Devasis Ghose       Director

Date of acceptance:    20/12/2018

GUARANTOR'S CONSENT

We confirm that our guarantee is not affected by the changes referred to in this letter.

Signed on behalf of the guarantor, Reading New Zealand Limited, by:

  s/ Devasis Ghose       Director

Date of consent20/12/2018

Signed on behalf of the guarantor, Reading Cinemas Courtenay Central Limited, by:

  s/ Devasis Ghose       Director

Date of consent20/12/2018

Signed on behalf of the guarantor,  Reading New Lynn Limited, by:

  /s/ Devasis Ghose       Director

Date of consent20/12/2018

Signed on behalf of the guarantor, Reading Dunedin Limited, by:

  /s/ Devasis Ghose       Director

Date of consent20/12/2018

Signed on behalf of the guarantor, Reading Queenstown Limited, by:

  /s/ Devasis Ghose       Director

Date of consent20/12/2018

Signed on behalf of the guarantor, Reading Restaurants NZ Limited, by:

  /s/ Devasis Ghose       Director

Date of consent20/12/2018

Signed on behalf of the guarantor, Courtenay Car Park Limited, by:

  /s/ Devasis Ghose       Director

Date of consent20/12/2018

Signed on behalf of the guarantor, Reading Wellington Properties Limited, by:

  /s/ Devasis Ghose       Director

Date of consent20/12/2018

Signed on behalf of the guarantor, Queenstown Land Holdings Limited, by:

  /s/ Devasis Ghose       Director

Date of consent20/12/2018

Signed on behalf of the guarantor, Darnelle Enterprises Limited, by:

  /s/ Devasis Ghose       Director

Date of consent20/12/2018

Signed on behalf of the guarantor, Movieland Cinemas (NZ) Limited, by:

  /s/ Devasis Ghose       Director

Date of consent20/12/2018

Signed on behalf of the guarantor, New Zealand Equipment Supply Limited, by:

  /s/ Devasis Ghose       Director

Date of consent20/12/2018